                HAZARDOUS MATERIALS INDEMNITY AGREEMENT AND AMENDMENT


    THIS HAZARDOUS MATERIALS INDEMNITY AGREEMENT (the "Agreement") is made as of July 25, 1997, by C. BREWER HOMES, INC. (the "Indemnitor") for the benefit of BANK OF HAWAII (the "Bank").

    A. The Bank made available to Borrower a revolving infrastructure construction facility (the "Infrastructure Facility") evidenced by a revolving note dated August 31, 1995 in the amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (the "Infrastructure Note") made pursuant to a Revolving Loan Agreement (Infrastructure) dated August 31, 1995 (the "Infrastructure Loan Agreement").

    B. The Bank made available to Borrower a revolving building construction facility (the "Building Facility") evidenced by a revolving note dated August 31, 1995 in the amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) (the "Building Note") made pursuant to a Revolving Loan Agreement (Building) dated August 31, 1995 (the "Building Loan Agreement").

    C. Repayment of the Infrastructure Note and the Building Note were secured by the following collateral documents (collectively, the "Collateral Documents"):

         1. First Mortgage, Security Agreement and Financing Statement made by Borrower, as mortgagor, in favor of the Bank, as mortgagee, recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 95-115642, as amended by that certain Amendment to First Mortgage, Security Agreement and Financing Statement recorded in said Bureau as Document No. 96-130600 (the "Mortgage") encumbering the real property attached thereto (the "Initial Mortgaged Premises").

         2. Financing Statement made by Borrower, as debtor, in favor of the Bank, as secured party, recorded in said Bureau as Document No. 95-115643.

         3. An unrecorded Assignment of Sales Contracts, Escrow Deposits and Escrow Agreement made by Borrower in favor of Bank dated August 31, 1995.

         4. An unrecorded Hazardous Materials Indemnity Agreement dated August 31, 1995, made by Borrower in favor of Bank (the "First Hazardous Indemnity Agreement") with respect to the Initial Mortgaged Premises.

    D. Borrower requested, and Bank agreed, to modify and amend the terms of the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents pursuant to (as applicable) the following: (1) that certain unrecorded First Loan Modification Agreement (Infrastructure Facility) dated September 5, 1996 and effective as of September 9, 1996; (2) that certain unrecorded First Loan Modification Agreement (Building Facility) dated September 5, 1996 and effective as of September 9, 1996; (3) that certain unrecorded

Second Loan Modification Agreement (Infrastructure Facility) dated May 21, 1997 and effective as of April 30, 1997; and (4) that certain unrecorded Second Loan Modification Agreement (Building Facility) dated May 21, 1997 and effective April 30, 1997 (collectively, the "Modifications"). Hereinafter, all references to the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents shall refer to the Infrastructure Note, the Building Note, the Infrastructure Loan Agreement, the Building Loan Agreement and the Collateral Documents as respectively amended by the Modifications.

    E. The Modifications, among other things, established several tranches under the Infrastructure Facility and the Building Facility.

    F. Borrower has requested and the Bank has agreed to restructure the Borrower's indebtedness to the Bank under the Infrastructure Facility and the Building Facility (collectively, the "Original Indebtedness") into six (6) facilities (the "Facilities") with no separate tranches.

    G. Contemporaneously with the execution of this Agreement, the Indemnitor, as maker, has executed and delivered to Bank, as payee, six (6) Promissory Notes (collectively, the "Notes") in the following principal face amounts: (i) FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00); (ii) NINE MILLION AND NO/100 DOLLARS ($9,000,000.00); (iii) SIX MILLION AND NO/100
DOLLARS ($6,000,000.00); (iv) THREE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($3,200,000.00); (v) FOUR MILLION SIX HUNDRED TWENTY THOUSAND AND NO/100 DOLLARS ($4,620,000.00); and (vi) FOUR MILLION SIX HUNDRED TWENTY-THREE THOUSAND FOUR HUNDRED EIGHT AND NO/100 DOLLARS ($4,623,408.00), in evidence of the Facilities made or to be made by Bank to Indemnitor.

    H. The Facilities are secured in part by the Mortgage, as further amended by that certain Second Amendment to Mortgage (the "Second Amendment"). The Second Amendment, among other things, secures repayment under the Notes by a mortgage on the real property (the "Mortgaged Property") described in Exhibit A attached hereto and made a part hereof. Hereinafter, the term "Mortgage" shall refer to the Mortgage as amended by the Second Amendment.

    I. Bank has required, as a condition of restructuring the Original Indebtedness and making the Facilities available, that the Indemnitor indemnify and hold Lender harmless against and from any liability or expenses which Bank may incur, whether as beneficiary of the Mortgage, mortgagee in possession, by foreclosure of the Mortgage or as subsequent owner of the Mortgaged Property, by reason of the threat or presence of any hazardous substance at or near the Mortgaged Property.

    NOW, THEREFORE, in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitor, intending to be legally bound, hereby agrees as follows:

    A.   HAZARDOUS MATERIALS INDEMNITY AGREEMENT.

         1. RECITALS. The foregoing recitals are incorporated into this Agreement by this reference.

         2.   DEFINITIONS.

              (a) "Hazardous Materials Laws" means and includes all federal, state or local laws, ordinances or regulations, now or hereafter in effect, relating to environmental conditions, industrial hygiene or Hazardous Materials on, within, under or about the Mortgaged Property, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, ET SEQ., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, ET SEQ., the Clean Water Act, 33 U.S.C. Section 1251, ET SEQ., the Clean Air Act, 42 U.S.C. Section 7401, ET SEQ., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 through 2629, the Safe Drinking Water Act, 42 U.S.C. Sections 300f through 300j, and any similar state or local laws or ordinances and the regulations now or hereafter adopted, published and/or promulgated pursuant thereto.

              (b) "Hazardous Materials" means and includes any and all radioactive materials, asbestos, organic compounds known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances, and any and all other substances or materials defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under, or for the purposes of, the Hazardous Materials Laws.

              (c) "Hazardous Discharge" means any event involving the use, deposit, disposal, spill, release or discharge of any Hazardous Material on, within or under the Mortgaged Property.

         3. REPRESENTATIONS AND WARRANTIES. Indemnitor represents and warrants that:

              (a) Indemnitor has no knowledge of any Hazardous Discharge at, upon, under or within the Mortgaged Property or any contiguous real estate;

              (b) Indemnitor has not caused or permitted to occur, and with respect to the Mortgaged Property shall not permit to exist, any condition which may cause a Hazardous Discharge at, upon, under or within the Mortgaged Property or on any contiguous real estate;

              (c) Neither Indemnitor, nor to the best knowledge of Indemnitor, any other person has been, is or will be involved in operations at or near the Mortgaged

Property which operations could lead to (i) the imposition of liability on Indemnitor or on any subsequent or former owner of the Mortgaged Property under the Hazardous Materials Laws or (ii) the creation of a lien on the Mortgaged Property under the Hazardous Materials Laws; and

              (d) Indemnitor has not permitted, and will not permit, any tenant or occupant of the Mortgaged Property to engage in any activity that could result in liability under the Hazardous Materials Laws on such tenant or occupant, on Indemnitor or on any other owner of the Mortgaged Property.

         4.   COVENANTS.

              (a) Indemnitor shall comply strictly and in all respects with the requirements of the Hazardous Materials Laws and shall notify Bank immediately in the event of any Hazardous Discharge or discovery of any Hazardous Materials at, upon, under or within the Mortgaged Property.
Indemnitor shall promptly forward to Bank copies of all orders, notices, permits, applications or other communications and reports in connection with any Hazardous Discharge or the presence of any Hazardous Materials or any other matters relating to the Hazardous Materials Laws as they may affect the Mortgaged Property.

              (b) Promptly upon the written request of Bank from time to time, Indemnitor shall provide to Bank, at Indemnitor's expense, an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable to Bank, to assess with a reasonable degree of certainty the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, cleanup or removal of any Hazardous Materials found on, under, at or within the Mortgaged Property.

         5.   INDEMNITY.

              (a) Except with respect to any Hazardous Discharge caused by the willful or negligent actions of the Bank on any taking of possession of the Mortgaged Property, Indemnitor shall at all times indemnify and hold harmless Bank against and from any and all claims, suits, actions, debts, damages (including foreseeable and unforeseeable consequential damages), costs, losses, obligations, judgments, charges, and expenses (including attorneys' fees), of any nature whatsoever suffered or incurred by Bank, whether as mortgagee, mortgagee in possession, or as successor-in-interest to Indemnitor by foreclosure deed or deed in lieu of foreclosure, with respect to:

                   (i) any Hazardous Discharge, the threat of a Hazardous Discharge or the presence of any Hazardous Materials affecting the Mortgaged Property whether or not the same originates or emanates from the Mortgaged Property or any contiguous real estate, including any loss of value of the Mortgaged Property as a result of any of the foregoing;

                   (ii) any and all enforcement, clean-up, removal, mitigation or other governmental or regulatory actions instituted in respect of the Mortgaged Property pursuant to the Hazardous Materials Laws and any costs incurred by any other person or damages from injury to, destruction of, or loss of natural resources, including reasonable costs of investigating and assessing such injury, destruction or loss incurred pursuant to any Hazardous Materials Laws;

                   (iii) any and all claims made or threatened by any third party against the Bank seeking damages, contribution, cost recovery, compensation, injunctive relief or similar relief resulting from any Hazardous Discharge or from the existence of any Hazardous Materials on, within or under the Mortgaged Property;

                   (iv) the Bank's investigation and handling (including the defense) of any claims relating to Hazardous Materials on or about the Mortgaged Property;

                   (v) liability for personal injury or personal property damage arising under any statutory or common law tort theory, including, without limitation, damages assessed for the maintenance of a public or private nuisance or for the carrying on of an abnormally dangerous activity at or near the Mortgaged Property; and/or

                   (vi) any other environmental matter affecting the Mortgaged Property within the jurisdiction of the Environmental Protection Agency, any other federal agency, or any state or local environmental agency.

Indemnitor's obligations under this Agreement shall arise upon the discovery of the presence of any Hazardous Materials whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Materials.

              (b) In the event of any Hazardous Discharge, the threat of a discharge of any Hazardous Materials, or the presence of any Hazardous Materials affecting the Mortgaged Property, whether or not the same originates or emanates from the Mortgaged Property or any contiguous real estate, Indemnitor shall comply with all of the requirements of the Hazardous Materials Laws and related regulations and any other environmental law or regulation and/or cause such work to be performed at the Mortgaged Property and/or take any and all other actions as are necessary or advisable in order to abate the Hazardous Discharge and/or remove the Hazardous Materials.

              (c) Indemnitor acknowledges that Bank has agreed to restructure the Original Indebtedness and make the Facilities available in reliance upon the Indemnitor's representations, warranties and covenants in this Agreement. For this reason, it is the intention of Indemnitor and Bank that the provisions of this Agreement shall supersede any provisions in any and all documents evidencing or securing the Facilities (the "Loan Documents") which in any way limit the personal liability of Indemnitor and that Indemnitor shall be personally liable for any obligations arising under this Agreement even if the amount of liability exceeds the Facilities. All of the representations, warranties, covenants and indemnities of this Agreement shall survive: the repayment of the Notes, the release or foreclosure of the Mortgage, any deed (assignment) of the Mortgaged Property in lieu of foreclosure, and the transfer of any or all right, title and interest in and to the Mortgaged Property by Indemnitor to any party, whether or not affiliated with Indemnitor.

         6. ATTORNEYS' FEES. If Bank, or someone on Bank's behalf, retains the services of any attorney in connection with this Agreement, Indemnitor shall pay Bank's costs and attorneys' fees thereby incurred. Bank may employ an attorney of Bank's own choice.

         7. INTEREST. If Bank incurs any obligations, costs or expenses under this Agreement, Indemnitor shall pay the same to Bank immediately on demand, and if such payment is not received within ten (10) days, interest on such amount shall, after the expiration of the ten (10) day period, accrue at the Default Rate under the Facilities until such amount is paid in full.

         8. JOINT AND SEVERAL LIABILITY. If this Agreement is executed by more than one party as Indemnitor, the liability of such parties is joint and several. Indemnitor's obligations hereunder are joint and several with any other person now or hereafter obligated under the Loan Documents. A separate action or actions may be brought and prosecuted against Indemnitor, whether or not action is brought against any other person or whether or not any other person is joined in such action or actions.

         9. CONSENT TO JURISDICTION. Indemnitor consents to the exercise of personal jurisdiction over Indemnitor by any federal or state court in the State of Hawaii.

         10. NOTICE. All notices, demands, requests and other communications required hereunder shall be in writing and shall be deemed to have been properly given if personally delivered or sent by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the party for whom it is intended at such party's address hereinafter set forth:

              If to Indemnitor:

                   C. BREWER HOMES, INC.
                   P.O. Box 1437
                   Wailuku, Hawaii  96793
    ATTN:

              If to Bank:

                   BANK OF HAWAII
                   P.O. Box 2900
                   Honolulu, Hawaii 96846
                   ATTN:  Mr. Gene Tsuji

Notice shall be deemed given upon receipt. Any party may designate a change of address by written notice to the other, given as provided herein.

         11. WAIVERS. Indemnitor waives trial by jury in any action brought on, under or by virtue of this Agreement and waives any right to require Bank at any time to pursue any remedy in Bank's power whatsoever. The failure of Bank to insist upon strict compliance with any of the terms hereof shall not be considered to be a waiver of any such terms, nor shall it prevent Bank from insisting upon strict compliance with this Agreement at any time thereafter.

         12. SEVERABILITY. If any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision shall be held for naught as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

         13. INCONSISTENCIES AMONG THE LOAN DOCUMENTS. Nothing contained herein is intended to modify in any way the obligations of Indemnitor under the Notes or any other Loan Document. Any inconsistencies among the Loan Documents shall be construed, interpreted and resolved so as to benefit Bank, and Bank's election of which interpretation or construction is for Bank's benefit shall govern.

         14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Indemnitor's successors and assigns and shall inure to the benefit of Bank and Bank's successors and assigns.

         15. CONTROLLING LAWS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Hawaii.

    B. AMENDMENT TO FIRST HAZARDOUS INDEMNITY AGREEMENT. Indemnitor acknowledges and agrees that the "Notes" and "Loans" referred to in the First Hazardous Indemnity Agreement shall respectively mean the Notes and the Facilities described herein.

    IN WITNESS WHEREOF, Indemnitor has executed this Agreement and Amendment as of the date first above written.

                                  "INDEMNITOR"

                                  C. BREWER HOMES, INC.,
                                  a Delaware corporation


                                  By /s/ SETH A. BAKES
                                       SETH A. BAKES
                                       Its President and Chief Executive
                                            Officer


                                  By /s/ EDWARD T. FOLEY
                                       EDWARD T. FOLEY
                                       Its Executive Vice President and
                                            Chief Financial Officer

                                     EXHIBIT "A"


    -PARCEL I:- (TMK 2-6-008-017 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 4, bearing Tax Key designation 2-6-008-017 (3), and containing an area of 19,861 square feet, more or less.

    -PARCEL II:- (TMK 2-6-008-026 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 2 to Benjamin Pitman, Royal Patent Grant Number 23 to Benjamin Pitman, and Deed of Commissioners of Crown Lands to Thomas Spencer, dated August 3, 1870, recorded in Liber 30 at Page 384) situate, lying and being on the southwest side of Wainaku Street and on the north side of Amauulu street, at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 2, of the "PUUEO FARM LOTS", and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

    Beginning at the northeast corner of this parcel of land, on the southwest side of Wainaku Street, and being the southeast corner of Lot 1, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 4,851.64 feet north and 1,559.40 feet East and thence running by azimuths measured clockwise from true South:

1.  341DEG.   40'       313.19    feet along the southwest side of Wainaku
                                  Street;

2.  94DEG.    00'       367.64    feet along Clem Akina (Puueo) Park, being a
                                  portion of Commissioners of Crown Lands to Thomas Spencer (Liber 30: 384);

3.  343DEG.   45'       238.10    feet along Clem Akina (Puueo) Park, being a
                                  portion of Commissioners of Crown Lands to Thomas Spencer (Liber 30: 384);

4.  42DEG.    22'       26.80     feet along Lot 2, being a portion of
                                  Commissioners of Crown Lands to Thomas
                                  Spencer (Liber 30: 384);

5.  7DEG.     59'  30"  27.00     feet along Lot 2, being a portion of
                                  Commissioners of Crown Lands to Thomas
                                  Spencer (Liber 30: 384);

6.  360DEG.   00'       67.35     feet along Lot 2, being a portion of
                                  Commissioners of Crown Lands to Thomas
                                  Spencer (Liber 30: 384);

7.  67DEG.    48'       64.80     feet along Lot 2, being a portion of
                                  Commissioners of Crown Lands to Thomas
                                  Spencer (Liber 30: 384);

8.  101DEG.   45'       106.90    feet along Lot 1, being a portion of
                                  Commissioners of Crown Lands to Thomas
                                  Spencer (Liber 30: 384);

9.  88DEG.    57'       164.00    feet along a portion of Grant 185, Ap. 2 to
                                  B. Pitman;

10. 351DEG.   37'       275.45    feet along a portion of Grant 185, Ap. 2 to
                                  B. Pitman;

11. 88DEG.    39'  20"  622.58    feet along the north side of Amauulu Road;

12. 180DEG.   00'       1069.45   feet along Lot 3, being portions of Grant 23
                                  to B. Pitman and Grant 185, Ap. 2 to B.
                                  Pitman to the middle of stream;

13. Thence following along the middle of stream and portion of Grant 185, Ap. 2 to B. Pitman for the next three (3) courses, the direct azimuths and distances between points on said middle of stream being:

    306DEG.   00'       135.00    feet;

14. 246DEG.   00'       150.00    feet;

15. 323DEG.   34'       253.05    feet;

16. 341DEG.   40'       38.70     feet along Lot 1, being portions of Grant
                                  185, Ap. 2 to B. Pitman, Commissioners of
                                  Crown Lands to Thomas Spencer (Liber 30: 384) and R.P. 4687, L.C.Aw. 4809, Ap. 2 to Moses
                                  Lo;

17. 262DEG.   27'       731.94    feet along Lot 1, being portions of Grant
                                  185, Ap. 2 to B. Pitman, Commissioners of
                                  Crown Lands to Thomas Spencer (Liber 30: 384) and R.P. 4687, L.C.Aw. 4809, Ap. 2 to Moses
                                  Lo to the point of beginning and containing an area of 18.57 acres, more or less.

    -PARCEL III:- (TMK 2-6-008-027 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 2 to Benjamin Pitman, and Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being on the north side of Amauulu Road, approximately 1700 feet west from the intersection of Wainaku Street and Amauulu Road, at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 3, of the "PUUEO FARM LOTS", and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

    Beginning at the southeast corner of this parcel of land, on the north side of Amauulu Road and being the southwest corner of Lot 2, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 3,944.68 feet north and 425.11 feet east and thence running by azimuths measured clockwise from true South:

1.  88DEG.    39'  20"  539.61    feet along the north side of Amauulu Road;

2.  167DEG.   18'  30"  152.55    feet along Exclusion 2, being a portion of
                                  Grant 23 to B. Pitman;

3.  87DEG.    11'  30"  307.48    feet along Exclusion 2, being a portion of
                                  Grant 23 to B. Pitman;

4.  180DEG.   00'       505.07    feet along Lot 4, being a portion of Grant 23
                                  to B. Pitman;

5.  173DEG.   10'       535.89    feet along Lot 4, being a portion of Grant 23
                                  to B. Pitman to the middle of stream;

6. Thence following along the middle of stream and portion of Grant 23 to B. Pitman and Grant 185, Ap. 2 to B. Pitman for the next five (5) courses, the direct azimuths and distances between points on said middle of stream being:

    280DEG.   37'       328.07    feet;

7.  295DEG.   26'       199.00    feet;

8.  233DEG.   08'       142.00    feet;

9.  304DEG.   14'       174.00    feet;

10. 249DEG.   15'       197.00    feet;

11. 0DEG.     00'       1,069.45  feet along Lot 2, being portions of Grant
                                  185, Ap. 2 to B. Pitman and Grant 23 to B.
                                  Pitman to the point of beginning and
                                  containing an area of 21.11 acres, more or less.

    -PARCEL IV:- (TMK 2-6-008-028 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being portion of LOT 4, bearing Tax Key designation 2-6-008-portion 028 (3), and containing an area of 27.080 acres, more or less.

    -PARCEL V:- (TMK 2-6-008-029 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 37, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-029 (3), and containing an area of 30.32 acres, more or less.

    -PARCEL VI:- (TMK 2-6-008-031 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Number 4666, Land Commission Award Number 4659, Apana 1 to Papa, Royal Patent Number 4687, Land Commission Award Number 4809, Apana 2 to Moses Lo, Deed of Commissioners of Crown Lands to Thomas Spencer dated August 3, 1870, recorded in Liber 30 at Page 384, Royal Patent Grant Number 23 to Benjamin Pitman, and Royal Patent Grant Number 185, Apana 2 to Benjamin Pitman) situate, lying and being on the west side of Wainaku Street, at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 7, of the "PUUEO FARM LOTS", and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

         Beginning at the northeast corner of this parcel of land, on the southwest side of Wainaku Street, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 5,101.35 feet north and 1,476.70 feet east, and thence running by azimuths measured clockwise from true South:

1.  341DEG.   42'       74.05     feet along the southwest side of Wainaku
                                  Street;

2.  94DEG.    00'       777.32    feet along portions of R.P. 4687, L.C.Aw.
                                  4809, Ap. 2 to Moses Lo, Commissioners of
                                  Crown Lands to Thomas Spencer (Liber 30: 384) and along Lot 1, being portions of R.P. 4687, L.C.Aw. 4809, Ap. 2 to Moses Lo,
                                  Commissioners of Crown Lands to Thomas
                                  Spencer (Liber 30: 384) and Grant 185, Ap. 2 to B. Pitman;

3.  341DEG.   40'       308.74    feet along Lot 1, being portions of R.P.
                                  4687, L.C.Aw. 4809, Ap. 2 to Moses Lo,
                                  Commissioners of Crown Lands to Thomas
                                  Spencer (Liber 30: 384) Grant 185, Ap. 2 to
                                  B. Pitman to the middle of stream;

4. Thence following along the middle of stream and Lots 2 and 3, being portions of Grant 185, Ap. 2 to B. Pitman and Grant 23 to B. Pitman for the next eight (8) courses, the direct azimuths and distances between points on the middle of said stream being:

    143DEG.   34'       253.05    feet;

5.  66DEG.    00'       150.00    feet;

6.  126DEG.   00'       135.00    feet;

7.  69DEG.    15'       197.00    feet;

8.  124DEG.   14'       174.00    feet;

9.  53DEG.    08'       142.00    feet;

10. 115DEG.   26'       199.00    feet;

11. 100DEG.   37'       328.07    feet;

12. 169DEG.   04'       673.00    feet along Lots 4 and 5, being portion of
                                  Grant 23 to B. Pitman to the middle of
                                  Pukihae Stream;

13. Thence following along the middle of Pukihae Stream and R.P. 4475, L.C.Aw. 7713, Ap. 13 to V. Kamamalu for the next four (4) courses, the direct azimuths and distances between points on the middle of said stream being:

    282DEG.   08'       478.00    feet;

14. 237DEG.   44'       294.61    feet;

15. 290DEG.   52'       862.78    feet;

16. 285DEG.   52'       107.24    feet;

17. 26DEG.    50'       396.48    feet along portion of Commissioners of Crown
                                  Lands to Thomas Spencer (Liber 30: 384) and portion of Grant 185, Ap. 2 to B. Pitman;

18. 274DEG.   00'       664.24    feet along portion of Grant 185, Ap. 2 to B.
                                  Pitman, Commissioners of Crown Lands to
                                  Thomas Spencer (Liber 30: 384) and R.P. 4687,
                                  L.C.Aw. 4809, Ap. 2 to Moses Lo;

19. 217DEG.   50'       22.27     feet along a portion of Commissioners of
                                  Crown Lands to Thomas Spencer (Liber 30: 384) to the point of beginning and containing a gross area of 23.584 acres and a net area of
                                  21.98 acres after deducting 1.604 acres of Exclusion 5 which is more fully described below:

    All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent 4666, Land Commission Award Number 4659, Apana 1 to Papa) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being EXCLUSION 5, and thus bounded and described as per survey of said Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

    Beginning at the northwest corner of this Exclusion, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 5,532.23 feet north and 168.40 feet west and thence running by azimuths measured clockwise from true South:

1.  288DEG.   15'       440.27    feet along remainder of Grant 185, Ap. 2 to
                                  B. Pitman;

2.  348DEG.   00'       175.00    feet along remainder of Grant 185, Ap. 2 to
                                  B. Pitman;

3.  104DEG.   00'       385.25    feet along remainder of R.P. 4666,
                                  L.C.Aw. 4659:1 to Papa;

4.  159DEG.   30'       230.45    feet along remainder of Grant 23 to B. Pitman
                                  to the point of beginning and containing an area of 1.604 acres, more or less;

    -PARCEL VII:- (TMK 2-6-008-032 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at the west end of Amauulu Road, at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 8, of the "PUUEO FARM LOTS", and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor, with R. M. Towill Corporation, dated October 26, 1984, to-wit:

         Beginning at the northwest corner of this parcel of land, being also the northwest corner of Easement "A" (For Roadway and Utilities) and the southwest corner of Lot 6, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 4,246.16 feet north and 2,473.33 feet west and thence running by azimuths measured clockwise from true
South:

1.  283DEG.   13'       270.50    feet along Lot 6, being a portion of Grant 23
                                  to B. Pitman;

2.  279DEG.   55'       1,024.06  feet along Lots 5 and 4, being a portion of
                                  Grant 23 to B. Pitman;

3.  8DEG.     26'  45"  60.02     feet across the west end of Amauulu Road;

4.  276DEG.   58'  30"  376.95    feet along the south side of Amauulu Road;

5. Thence along Exclusion 1, being a portion of Grant 23 to B. Pitman, on a curve to the left with a radius of 20.00 feet, the chord azimuth and distance being:

    52DEG.    44'  15"  27.91     feet;

6.  8DEG.     30'       115.07    feet along Exclusion 1, being a portion of
                                  Grant 23 to B. Pitman;

7.  278DEG.   30'       200.24    feet along Exclusion 1, being a portion of
                                  Grant 23 to B. Pitman;

8.  183DEG.   06'       126.38    feet along Exclusion 1, being a portion of
                                  Grant 23 to B. Pitman;

9. Thence along Exclusion 1, being a portion of Grant 23 to B. Pitman, on a curve to the left with a radius of 20.00 feet, the chord azimuth and distance being:

    138DEG.   35'       28.05     feet;

10. 274DEG.   04'       237.29    feet along the south side of Amauulu Road;

11. 267DEG.   37'       50.06     feet along the south side of Amauulu Road;

12. Thence along Lot 5 of Exclusion 4, same being a portion of Grant 23 to B. Pitman, on a curve to the right with a radius of 20.00 feet, the chord azimuth and distance being:

    324DEG.   07'       33.36     feet;

13. 20DEG.    37'       97.84     feet along Lot 5 of Exclusion 4, same being a
                                  portion of Grant 23 to B. Pitman;

14. 357DEG.   00'       142.27    feet along Lot 5 of Exclusion 4, same being a
                                  portion of Grant 23 to B. Pitman;

15. Thence along Lot 5 of Exclusion 4, same being a portion of Grant 23 to B. Pitman, on a curve to the right with a radius of 10.00 feet, the chord azimuth and distance being:

    42DEG.    00'       14.14     feet;

16. 87DEG.    00'       10.00     feet along Lot 5 of Exclusion 4, same being a
                                  portion of Grant 23 to B. Pitman;

17. 357DEG.   00'       20.00     feet along Lot 5 of Exclusion 4, same being a
                                  portion of Grant 23 to B. Pitman;

18. 267DEG.   00'       10.00     feet along Lot 5 of Exclusion 4, same being a
                                  portion of Grant 23 to B. Pitman;

19. Thence along Lot 5 of Exclusion 4, same being a portion of Grant 23 to B. Pitman, on a curve to the right with a radius of 10.00 feet, the chord azimuth and distance being:

    312DEG.   00'       14.14     feet;

20. 357DEG.   00'       10.00     feet along Lot 5 of Exclusion 4, same being a
                                  portion of Grant 23 to B. Pitman;

21. 267DEG.   00'       15.00     feet along Lot 5 of Exclusion 4, same being a
                                  portion of Grant 23 to B. Pitman;

22. 357DEG.   00'       96.73     feet along Lot 4 of Exclusion 4, same being a
                                  portion of Grant 23 to B. Pitman;

23. 276DEG.   00'       133.20    feet along Lot 4 of Exclusion 4, same being a
                                  portion of Grant 23 to B. Pitman;

24. 36DEG.    50'       60.00     feet along Lot 9 and Easement "B" (For Roadway
                                  and Utilities), same being portion of Grant
                                  23 to B. Pitman, and Grant 185, Ap. 2 to B.
                                  Pitman;

25. Thence along Lot 9 and Easement "B" (For Roadway and Utilities), same being a portion of Grant 23 to B. Pitman and Grant 185, Ap. 2 to B. Pitman, on a curve to the right with a radius of 120.00 feet, the chord azimuth and distance being:

    61DEG.    23'  30"  99.75     feet;

26. 85DEG.    57'       80.00     feet along Lot 9 and Easement "B" (For Roadway
                                  and Utilities), same being portions of Grant
                                  23 to B. Pitman and Grant 185, Ap. 2 to B.
                                  Pitman;

27. Thence along Lot 9 and Easement "B" (For Roadway and Utilities), being portions of Grant 23 to B. Pitman and Grant 185, Ap. 2 to B. Pitman, on a curve to the left with a radius of 200.00 feet, the chord azimuth and distance being:

    67DEG.    47'  30"  124.66    feet;

28. 229DEG.   38'       79.16     feet along Lot 9 and Easement "B" (For Roadway
                                  and Utilities), being portion of Grant 23 to
                                  B. Pitman and Grant 185, Ap. 2 to B. Pitman to the middle of Kaaua Gulch;

29. Thence following along the middle of Kaaua Gulch and Kamehameha IV to Thomas Miller (Liber 9: 434-435) for the next six (6) courses, the direct azimuths and distances between points on the middle of gulch being:

    120DEG.   31'       232.80    feet;

30. 138DEG.   18'       177.00    feet;

31. 83DEG.    42'       412.00    feet;

32. 100DEG.   03'       238.00    feet;

33. 108DEG.   45'       427.00    feet;

34. 120DEG.   27'       503.00    feet;

35. 173DEG.   34'       354.71    feet along Grant 185, Ap. 1 to B. Pitman to
                                  the point of beginning and containing an area of 22.15 acres, more or less.

    -PARCEL VIII:- (TMK 2-6-008-033 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 2 to Benjamin Pitman, Royal Patent Grant Number 23 to Benjamin Pitman, and Deed of Commissioners of Crown Lands to Thomas Spencer, dated August 3, 1870, recorded in Liber 30 at Page 384) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 63, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-033 (3), and containing an area of 25.13 acres, more or less.

    -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description of Royal Patent Grant Number 185, Royal Patent Grant Number 23 and Deed of Commissioners of Crown Lands to Thomas Spencer runs to the near bank of Wailuku River and not to the middle of said river.

    -PARCEL IX:- (TMK 2-6-008-034 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 2 to Benjamin Pitman, and Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being AMAUULU ROAD, and thus bounded and described:

         Beginning at the Northeast corner of this (Amauulu Road), South side of Lot 1 and Northwest side of Government Road (Amauulu Road), the coordinates of said point of beginning referred to Government Survey Triangulation Station "Halai" being 3,956.10 feet North and 1,239.29 feet East and running by azimuths measured clockwise from true South:

1.  357DEG.   31'       50.00     feet along Government Road (Amauulu Road);

2.  87DEG.    14'       30.19     feet along Lot 9, portion of Grant 185:2 to
                                  B. Pitman;

3.  177DEG.   20'       15.10     feet along portion of Grant 185:2 to B.
                                  Pitman;

4.  88DEG.    57'       161.37    feet along portion of Grant 185:2 to B.
                                  Pitman;

5.  358DEG.   57'       7.51      feet along portion of Grant 185:2 to B.
                                  Pitman;

6.  88DEG.    39'  20"  980.76    feet along Lot 9, portion of Grant 185:2 to
                                  B. Pitman and portion of Grant 23 to B.
                                  Pitman;

7.  216DEG.   50'       10.68     feet along Lot 1, portion of Grant 23 to B.
                                  Pitman;

8.  87DEG.    37'       527.87    feet along Lot 1, portion of Grant 23 to B.
                                  Pitman;

9.  94DEG.    04'       282.21    feet along Lot 8, portion of Grant 23 to B.
                                  Pitman;

10. Thence along the south side of Amauulu Road on a curve to the right with a radius of 2,025.00 feet, the chord azimuth and distance being:

    95DEG.    31'  15"  102.78    feet;

11. 96DEG.    58'  30"  376.95    feet along Lot 8, portion of Grant 23 to B.
                                  Pitman;

12. 188DEG.   26'  45"  60.02     feet along Lot 8, portion of Grant 23 to B.
                                  Pitman;

13. 276DEG.   58'  30"  375.41    feet along Lot 4, portion of Grant 23 to B.
                                  Pitman;

14. Thence along the south side of Lot 4 on a curve to the left with a radius of 1,965.00 feet, the chord azimuth and distance being:

    275DEG.   31'  15"  99.73     feet;

15. 274DEG.   04'       277.46    feet along Lot 4, portion of Grant 23 to B.
                                  Pitman;

16. 356DEG.   49'  30"  20.17     feet along portion of Grant 23 to B. Pitman;

17. 267DEG.   37'       338.52    feet along portion of Grant 23 to B. Pitman;

18. 167DEG.   18'  30"  5.10      feet along portion of Grant 23 to B. Pitman;

19. 268DEG.   39'  20"  1,162.19  feet along Lot 3, portion of Grant 23 to B.
                                  Pitman and Lot 2, portion of Grant 185:2 to
                                  B. Pitman;

20. 351DEG.   37'       7.55      feet along portion of Grant 185:2 to B.
                                  Pitman;

21. 268DEG.   57'       164.00    feet along portion of Grant 185:2 to B.
                                  Pitman;

22. 267DEG.   14'       26.74     feet along Lot 1 to the point of beginning
                                  and containing an area of 2.825 acres, more or less.

    -PARCEL X:- (TMK 2-6-008-035 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 32, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-035 (3), and containing an area of 26.34 acres, more or less.

    -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description of Kamehameha IV Deed to Thomas Miller runs to the near bank of Wailuku River and not to the middle of said river.

    -PARCEL XI:- (TMK 2-6-008-036 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434, and Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 33, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-036 (3), and containing an area of 25.75 acres, more or less.

    -PARCEL XII:- (TMK 2-6-008-037 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 34, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-037 (3), and containing an area of 26.16 acres, more or less.

    -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description of Kamehameha IV Deed to Thomas Miller runs to the near bank of Wailuku River and not to the middle of said river.

    -PARCEL XIII:- (TMK 2-6-008-038 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 35, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-038 (3), and containing an area of 22.36 acres, more or less.

    -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description of Kamehameha IV Deed to Thomas Miller runs to the near bank of Wailuku River and not to the middle of said river.

    -PARCEL XIV:- (TMK 2-6-008-039 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434, and Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 36, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-008-039 (3), and containing an area of 27.59 acres, more or less.

    -PARCEL XV:- (TMK 2-6-029-009 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Deed of Commissioners of Crown Lands to Thomas Spencer dated August 3, 1870, recorded in Liber 30 at Page 384) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 27, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-009 (3), and containing an area of
24.77 acres, more or less.

    -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description by Deed of Commissioners of Crown Lands to Thomas Spencer runs to the near bank of Wailuku River and not to the middle of said river.

    -PARCEL XVI:- (TMK 2-6-029-010 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman, and Deed of Commissioners of Crown Lands to Thomas Spencer dated August 3, 1870, recorded in Liber 30 at Page 384) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 28, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-010 (3), and containing an area of 23.04 acres, more or less.

    -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River. The description of Royal Patent Grant Number 185 and Deed of Commissioners of Crown Lands to Thomas Spencer runs to the near bank of Wailuku River and not to the middle of said river.

    -PARCEL XVII:- (TMK 2-6-029-011 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman, and Deed of Commissioners of Crown Lands to Thomas Spencer, dated August 3, 1870, recorded in Liber 30 at Page 384) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 29, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-011 (3), and containing an area of 41.86 acres, more or less.

    -Note:-   Excluding from the above described parcel of land, any portion of the Wailuku River.  The description of Royal Patent Grant Number 185 and Deed of

Commissioners of Crown Lands to Thomas Spencer runs to the near bank of Wailuku River and not to the middle of said river.

    -PARCEL XVIII:- (TMK 2-6-029-012 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434, Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman, and Royal Patent Number 4656, Land Commission Award Number 5021, Apana 2 to Kupihea) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 30, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-012 (3), and containing an area of 26.38 acres, more or less.

    -PARCEL XIX:- (TMK 2-6-029-013 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Kamehameha IV Deed to Thomas Miller, recorded in Liber 9 at Page 434, and Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman) situate, lying at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 31, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-013 (3), and containing an area of 21.56 acres, more or less.

    -PARCEL XX:- (TMK 2-6-029-014 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 1 to Benjamin Pitman, and Royal Patent Grant Number 23 to Benjamin Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 38, of the "PUUEO FARM LOTS", bearing Tax Key designation 2-6-029-014 (3), and containing an area of
20.09 acres, more or less.

    -PARCEL XXI:- (TMK 2-6-029-015 (3)): All of that certain parcel of land (being portion(s) of the land(s) described in and covered by Royal Patent Grant Number 185, Apana 1 to B. Pitman, and Royal Patent Grant Number 23 to B. Pitman) situate, lying and being at Puueo, District of South Hilo, Island and County of Hawaii, State of Hawaii, being LOT 39, of the "PUUEO FARM LOTS", and thus bounded and described as per survey of Russell Figueiroa, Registered Professional Surveyor with R. M. Towill Corporation, dated December 1, 1986, to-wit:

         Beginning at the southwest corner of this parcel of land, being also the northeast corner of Lot 52 of Puueo Farm Lots, same being a portion of Commissioners of Crown Lands to Thomas Spencer, the coordinates of said point of beginning referred to Government Survey Triangulation Station "HALAI" being 4,195.48 feet north and 3,482.12 feet west, and thence running by azimuths measured clockwise from true South:

1.  190DEG.   06'       482.47    feet along Lot 41 of Puueo Farm Lots, same
                                  being a portion of Commissioners of Crown
                                  Lands to Thomas Spencer;

2. Thence along Lot 41 of Puueo Farm Lots, same being a portion of Commissioners of Crown Lands to Thomas Spencer and portion of Grant 185, Ap. 1 to B. Pitman, on a curve to the left with a radius of 250.00 feet, the chord azimuth and distance being:

    157DEG.   34'  00"  236.63    feet;

3.  125DEG.   02'       214.60    feet along Lots 41 and 40 of Puueo Farm Lots,
                                  same being a portion of Commissioners of Crown Lands to Thomas Spencer and portion of Grant 185, Ap. 1 to B. Pitman;

4. Thence along Lot 40 of Puueo Farm Lots, same being a portion of Commissioners of Crown Lands to Thomas Spencer and portion of Grant 185, Ap. 1 to B. Pitman, on a curve to the right with a radius of 190.00 feet, the chord azimuth and distance being:

    161DEG.   04'  17"  223.56    feet;

5. Thence following along the middle of Pukihae Stream, being also the south boundary of R.P. 4475, L.C.Aw. 7713, Ap. 17 to V. Kamamalu for the next three (3) courses, the direct azimuths and distances between points along said middle of stream being:

    269DEG.   47'       425.18    feet;

6.  216DEG.   01'       296.99    feet;

7.  225DEG.   47'       550.86    feet;

8.  358DEG.   00'       1,590.68  feet along Lot 38 of Puueo Farm Lots, same
                                  being portions of Grant 23 to B. Pitman and of Grant 185, Ap. 1 to B. Pitman

9.  Thence along Lot 36 of Puueo Farm Lots, same being portions of Grant 23 to
    B. Pitman and of Grant 185, Ap. 1 to B. Pitman, on a curve to the left with a radius of 1000.00 feet, the chord azimuth and distance being:

    88DEG.    59'  41"  105.64    feet;

10. 85DEG.    58'       628.80    feet along Lot 36 of Puueo Farm Lots, same
                                  being portions of Grant 23 to B. Pitman and of Grant 185, Ap. 1 to B. Pitman to the point of beginning and containing an area of 22.60 acres, more or less.

    BEING THE PREMISES ACQUIRED BY WARRANTY DEED

    GRANTOR   :    MAUNA KEA AGRIBUSINESS CO., INC., a Hawaii corporation

    GRANTEE   :    C. BREWER HOMES, INC., a Hawaii corporation

    DATED     :    December 15, 1993
    RECORDED  :    Document No. 93-208056

    AS TO PARCEL VI, title to Royal Patent Number 4687, Land Commission Award Number 4809, Apana 2 to Moses Lo, was confirmed in the above grantee by JUDGMENT dated January 14, 1997, filed in the Circuit Court of the Third Circuit, State of Hawaii, Civil No. 96-352, on January 14, 1997, recorded as Document No. 97-008075, on January 16, 1997.

    AS TO PARCEL XVIII, title to Royal Patent Number 4656, Land Commission Award 5021, Apana 2 to Kupihea, was confirmed in the above grantee by JUDGMENT dated December 23, 1996, filed in the Circuit Court of the Third Circuit, State of Hawaii, Civil No. 96-354, on December 23, 1996, recorded as Document No. 96-181337, on December 24, 1996, and JUDGMENT dated December 31, 1996, filed in the Circuit Court of the Third Circuit, State of Hawaii, Civil No. 96-354, on December 31, 1996, recorded as Document No. 97-002380, on January 6, 1997.